Exhibit 32.2
CHRYSLER GROUP LLC
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard K. Palmer, Senior Vice President and Chief Financial Officer of Chrysler Group LLC (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2014	/s/ Richard K. Palmer
Richard K. Palmer
Senior Vice President and Chief Financial Officer